EXHIBIT: 13.(a).1

Invitel Holdings A/S

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I am the Chief Executive Officer of Invitel Holdings A/S (the “Company”).

2.	The Company’s Annual Report on Form 20-F for the year ended December 31, 2009 (the “Report”) accompanying this Certification, in the form filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

3.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 23, 2010	By	/s/ Martin Lea
Martin Lea
President and Chief Executive Officer